Retirement Plan (Details Narrative) (Sun & Sun Industries Inc [Member], USD $)	9 Months Ended
Sep. 30, 2014
Sun & Sun Industries Inc [Member]
Retirement plan description

The Company sponsors a defined contribution retirement plan (the Plan) under section 401(k) of the Internal Revenue Code, covering substantially all employees who have three months of continuous service and are at least 21 years old. Employee may elect to defer up to 100% of their wages up to a maximum of $16,500. The plan also allows the Company to make discretionary contributions to the Plan each year based on employees’ compensation. The Company did not make any contributions for the nine months September 30, 2014 and for the years ended December 31, 2013 and 2012.

Maximum wages limit for retirement plan	$ 16,500